Going Concern	6 Months Ended
Jun. 30, 2023
Going Concern [Abstract]
Going Concern
3.	Going Concern:

At June 30, 2023, the Company had a working capital deficit of $44,468 and cash and cash equivalents, including restricted cash, of $13,629 and for the six months ended June 30, 2023 realized a net income of $5,774 and generated cash flow from operations of $13,023.

A significant part of the working capital deficit consists of the outstanding balance of the Cargill facility that matures in the first quarter of 2024 and as such has been presented in Current portion of long-term debt ($21,792), as well as the Vessel fair value participation liability ($3,605) linked to that facility that has also been presented in current liabilities (Note 7). Additionally, another significant part of the working capital deficit relates to pre-collected revenue presented in Unearned revenue ($6,286). This amount represents a current liability that does not require future cash settlement. On July 17, 2023 the Company received a termsheet from a major Chinese leasing company for a facility to fully refinance the Cargill facility upon its maturity (Note 13), subject to definitive loan documentation.

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand, operational cash flow, and anticipated successful completion of its refinancing. The Company believes it has the ability to continue as a going concern and consequently, the unaudited interim condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.